Supplement dated March 23, 2009
to the

Buffalo Funds®
Prospectus and Statement of Additional Information (“SAI”)
dated July 30, 2008

Buffalo Large Cap Fund

The Board of Trustees of Buffalo Funds has approved a revision to the definition of large capitalization companies for purposes of the Buffalo Large Cap Fund’s investment strategies.

Effective May 22, 2009, the first paragraph under the “Buffalo Large Cap Fund – Principal Investments and Investment Strategies” section of the Buffalo Funds’ prospectus is revised as follows:

The Buffalo Large Cap Fund normally invests at least 80% of its net assets in domestic common stocks and other equity securities of large capitalization (“large cap”) companies.  The Buffalo Large Cap Fund considers a company to be a large cap company if, at the time of purchase by the Fund, it has a market capitalization greater than or equal to the lesser of (1) $10 billion, or (2) the median market capitalization of companies in the S&P 500® Index.  The capitalization of the S&P 500® Index changes due to market conditions and changes with the composition of the S&P® 500 Index.  As of December 31, 2008, the median market capitalization of companies in the S&P 500® Index was approximately $6.17 billion.  In its selection process for the Buffalo Large Cap Fund, the Advisor seeks to identify a broad mix of large-cap companies across many industries that are expected to benefit from long-term industry, technological and other trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.

The “Description of the Funds – Buffalo Large Cap Fund” section of the Buffalo Funds’ SAI is revised as follows:

Buffalo Large Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stock and warrants.  The Fund considers a company to be a large cap company if, at the time of purchase by the Fund, it has a market capitalization greater than or equal to the lesser of (1) $10 billion, or (2) the median market capitalization of companies in the S&P 500® Index.  The capitalization of the S&P 500® Index changes due to market conditions and changes with the composition of the S&P® 500 Index.  As of December 31, 2008, the median market capitalization of companies in the S&P 500® Index was approximately $6.17 billion.  The Advisor seeks dividend income as a secondary consideration in its stock selection process.  The Fund will normally invest in a broad array of domestic common stocks that are diversified in terms of companies and industries.

Please retain this supplement with your Prospectus and SAI.

The date of this supplement is March 23, 2009.